October 30, 2000


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K/A of Crown Energy Corporation dated October 19, 2000.

Yours truly,

/s/ Deloitte & Touche LLP